UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12

Swordfish Financial, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Richard A. Friedman, Esq.
Jeff Cahlon, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
Fax: 212-930-9725

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SWORDFISH FINANCIAL, INC.
142 Wembley Way
Rockwall, TX 75032

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 6, 2011

_________________

To the Shareholders of
Swordfish Financial, Inc.:

N OTICE IS H EREBY G IVEN that a Special Meeting of Shareholders of Swordfish Financial, Inc. (the “Company”), a Minnesota corporation, will be held at Toyota of Rockwall Training Facility, 1250 East Interstate 30, Rockwall, Texas 75087, on Friday, May 6, 2011, at 10:00 a.m., Central time, for the following purposes:

1. To consider and act upon a proposal to approve an Amended and Restated Articles of Incorporation of the Company, pursuant to which, upon filing with the Secretary of State of Minnesota, the Company will effect (i) an increase in the authorized number of shares of the common stock of the Company from 25,000,000 to 1,000,000,000, (ii) the authorization of the issuance of up to 50,000,000 shares of blank check preferred stock, (iii) a decrease in the par value of the Company’s common stock, from $0.16 to $0.0001, and (iv) a ten-to-one forward split of the Company’s common stock; and

2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on April 19, 2011 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
Michael Alexander
President and Chairman

Rockwall, Texas
April __, 2011

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
      PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held May 6, 2011. This Proxy Statement to the Shareholders will be available at www.cstproxy.com/swordfish/sm2011.

SWORDFISH FINANCIAL
142 Wembley Way
Rockwall, TX 75032

_________________

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held May 6, 2011

_________________

The enclosed proxy is solicited by the Board of Directors of Swordfish Financial, Inc. (the “Company”), a Minnesota corporation in connection with the Special Meeting of Shareholders to be held at Toyota of Rockwall Training Facility, 1250 East Interstate 30, Rockwall, Texas 75087, on Friday May 6, 2011, at 10:00 a.m., Central time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

1. FOR approval of an Amended and Restated Articles of Incorporation of the Company, pursuant to which, upon filing with the Secretary of State of Minnesota, the Company will effect (i) an increase in the authorized number of shares of the common stock of the Company from 25,000,000 to 1,000,000,000, (ii) the authorization of the issuance of up to 50,000,000 shares of blank check preferred stock, (iii) a decrease in the par value of the Company’s common stock, from $0.16 to $0.0001, and (iv) a ten-to-one forward split of the Company’s common stock; and

2. According to their judgment, on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The record date with respect to this solicitation is the close of business on April 20, 2011 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 142 Wembley Way, Rockwall, Texas, 75032, and its telephone number is (972) 310-1830. The shares of common stock represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about April __, 2011.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

We anticipate that the number of outstanding shares of Common Stock entitled to vote at the meeting will be 24,306,334. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Special Meeting, the affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the Amended and Restated Articles.

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposal 1 (to approve the Amended and Restated Articles).

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of April 14, 2011, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Title	Amount and Nature of Beneficial Ownership	Percent of Class

Michael Alexander, President, Chief Executive Officer and Chairman	15,547,000 (1)	63.96%
Randy Moseley, Chief Financial Officer	1,797,000 (2)	7.39%

All Officers and Directors as a Group (2 persons)	17,344,000	71.36%

Richard P. Kiphart	3,544,000	14.58%
c/o William Blair & Company, LLC
222 West Adams Street
Chicago, IL 60606

(1) Includes 200,000 shares held by Mr. Alexander’s wife.

(2) Includes 600,000 shares held by Mr. Moseley’s wife.

The address for each of the named individuals, unless otherwise indicated, is c/o Swordfish Financial, Inc., 142 Wembley Way, Rockwall, TX 75032.

Explanatory Note

As previously disclosed, on September 3, 2009, the board of directors and shareholders owning a majority of the Company’s issued and outstanding shares of common stock approved an amendment (the “Prior Amendment”) to the Company’s Articles of Incorporation, to increase the number of authorized shares of common stock, from 25,000,000 to 500,000,000, and authorize the issuance of up to 50,000,000 shares of blank check preferred stock. The Prior Amendment was subsequently filed by the Company with the Secretary of State of Minnesota. Shareholder approval of the Prior Amendment was not made in compliance with procedural requirements under applicable law. Approval of the Amended and Restated Articles at the Special Meeting will serve as a ratification of the Prior Amendment, and effect further amendments to the Company’s Articles of Incorporation, as described herein.

PROPOSAL NO. 1 AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors has approved and is recommending that the Company's shareholders approve a proposed Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), substantially in the form of Appendix A hereto, pursuant to which, upon filing with the Secretary of State of Minnesota, the Company will effect (i) an increase in the authorized number of shares of the common stock of the Company from 25,000,000 to 1,000,000,000, (ii) the authorization of the issuance of up to 50,000,000 shares of blank check preferred stock, (iii) a decrease in the par value of the Company’s common stock, from $0.16 to $0.0001, and (iv) a ten-to-one forward split of the Company’s common stock (the “Forward Split”);

Increase in Authorized Common Stock

Our Articles of Incorporation authorize the issuance of up to 25,000,000 shares of common stock, par value $0.16. Upon filing with the Minnesota Secretary of State, the Amended and Restated Articles will effect an increase in the number of shares of the Company’s authorized common stock, to 1,000,000,000. We anticipate that as of April 20, 2011, there will be 24,306,334 shares of common stock are issued and outstanding.

Purpose of Increase in Authorized Common Stock

The board of directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effect of Increase in Authorized Common Stock on Current Shareholders

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the Forward Split (discussed below), the Board of Directors has no other plans to issue the additional shares of common stock authorized by the Amended and Restated Articles. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding the company’s business or product lines through the acquisition of other businesses or products, and other purposes.

Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the Amended and Restated Articles have not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that this proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which the Company’s shareholders might otherwise receive a premium for their shares over then current market prices.

Authorization of Blank Check Preferred Stock

Upon filing with the Secretary of State of Minnesota, the Amended and Restated Articles will authorize the issuance of up to 50,000,000 shares of preferred stock, $0.0001 par value ("Preferred Stock"). The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the Preferred Stock.

The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Effect of Authorization of Blank Check Preferred Stock on Current Shareholders

The shares of Preferred Stock authorized pursuant to the Amended and Restated Articles could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.  Existing shareholders do not have preemptive rights with respect to future issuance of Preferred Stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of Preferred Stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of Preferred Stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any of the shares of Preferred Stock as determined by the Board of Directors at the time of issuance, the holders of shares of Preferred Stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of Preferred Stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the Preferred Stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Purpose of Authorization of Blank Check Preferred Stock

The Board of Directors believes that the authorization of shares of Preferred Stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.

Possible Anti-Takeover Effects of Authorization of Blank Check Preferred Stock

The issuance of shares of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of Preferred Stock dilute the interest of a party seeking to take over the Company. Further, the authorized Preferred Stock could be used by the Board of Directors for adoption of a shareholder rights plan or "poison pill."

The authorization of blank check preferred stock under the Amended and Restated Articles was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

Decrease in Par Value of Common Stock

Our Articles of Incorporation currently authorize the issuance of shares of common stock with a par value of $0.16 per share. Upon filing of the Amended and Restated Articles with the Secretary of State of Minnesota, the par value of our common stock will be reduced to $0.0001.

The Board believes it is in the best interests of the Company to reduce the par value of the Common Stock to $0.0001 per share. The reduction in par value is intended to bring the Company in line with the practice of other public companies with respect to par value.

Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of stock. Over time, the concept of par value has lost its significance, generally. Many companies that incorporate today use a nominal par value or have no par value. Further, under Minnesota law, shares may be issued for consideration of less than the par value, if any, of the shares.

Forward Split

Upon filing of the Amended and Restated Articles with the Secretary of State of Minnesota, we will effect a ten-for-one forward split of our common stock.

Reasons for the Forward Split

The Board proposed the Forward Split as one method to attract investors and business opportunities for the Company.  The Company believes that the Forward Split may improve the volume of the common stock traded and could help generate additional interest in the Company.

In approving the Forward Split, the Board considered that the common stock may not currently appeal to brokerage firms that are reluctant to recommend securities with low trading volume to their clients.  Investors may also be dissuaded from purchasing stocks with low trading volumes.  Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of stocks with low trading volumes.  The Board also believes that most investment funds are reluctant to invest in stocks with low trading volumes.

However, the effect of the Forward Split upon the market price for the common stock cannot be predicted, and the history of similar stock splits for companies in like circumstances is varied.  The market price of the common stock is also based on the Company’s performance and other factors, some of which may be unrelated to the number of shares of common stock outstanding.

Potential Risks of the Forward Split

Upon effectiveness of the Forward Split, there can be no assurance that the trading volume of the common stock will increase at a level in proportion to the increase in the number of outstanding shares resulting from the Forward Split, that the Forward Split will result in a trading volume that will increase the Company’s ability to attract and retain employees and other service providers or that the trading volume of the post-split common stock will be maintained.  The market price and trading volume of the common stock will be based on its financial performance, market condition, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding.

Effects of the Forward Split

General

Pursuant to the Forward Split, each holder of record of 1 share of common stock issued and outstanding immediately prior to the effectiveness of the Forward Split, will become entitled to 9 additional shares of common stock after consummation of the Forward Split. In effect, each 1 share of common stock will become 10 shares of common stock for the stockholders.

No stockholder will be entitled to fractional shares of common stock in connection with the Forward Split. Any fractional shares resulting from the Forward Split shall be rounded up to the nearest whole share on a certificate-by-certificate basis.

Effect on Authorized and Outstanding Shares

Upon filing of the Amended and Restated Articles with the Secretary of State of Minnesota (which includes the Forward Split), the Company will be authorized to issue a maximum of 1,000,000,000 shares of common stock.  There are 24,306,334 shares of Common Stock issued and outstanding.  The number of issued and outstanding shares of common stock will be increased from 24,306,334 to 243,063,340 shares.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of common stock prior and subsequent to the Forward Split will remain the same.  It is not anticipated that the Company’s financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the Forward Split.

The Forward Split will be effected simultaneously for all of the common stock and the exchange ratio will be the same for all of the Company’s issued and outstanding common stock.  The Forward Split will affect all of the stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power.

The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.  The proposed Forward Split will not affect the registration of the Company’s common stock under Section 12(g) of the Exchange Act.

The Forward Split will have no effect on the Company’s 50,000,000 authorized shares of preferred stock, of which no shares are issued and outstanding.

Number of Shares of Common Stock Available for Future Issuance

Upon filing of the Amended and Restated Articles (which includes the Forward Split), the number of shares of common stock the Company is authorized to issue will be 1,000,000,000 shares. The number of shares of Common Stock that the Company is authorized to issue will not change as a result of the Forward Split. The ratio of shares of common stock issued and outstanding to shares authorized and available for issue will increase as a result of the Forward Split from approximately 2.6% to approximately 33.3%.  The actual number of shares of common stock authorized and available for issuance will decrease as a result of the Forward Split from approximately 975,000,000 shares to 750,000,000 shares.

Certain Federal Income Tax Consequences

The following discussion summarizing certain federal income tax consequences of the Forward Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Proxy Statement was first mailed to Stockholders.  This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

The receipt of common stock following the effective date of the Forward Split, solely in exchange for common stock held prior to the Forward Split will not generally result in a recognition of gain or loss to the stockholders.

The aggregate adjusted tax basis of a stockholder in the common stock received after the Forward Split will be the same as the aggregate adjusted tax basis of the common stock held prior to the Forward Split exchanged therefor, and the holding period of the common stock received after the Forward Split will include the holding period of the common stock held prior to the Forward Split exchanged therefor.  No gain or loss will be recognized by the Company as a result of the Forward Split.  The Company’s views regarding the tax consequences of the Forward Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE FORWARD SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON.  IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES).  IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.  THE STATE AND LOCAL TAX CONSEQUENCES OF THE FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.  AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE FORWARD SPLIT ON HIS, HER OR ITS OWN TAX RETURNS.  IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

EXPENSES

All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,

/s/ Michael Alexander
Michael Alexander
Chairman & Chief Executive Officer

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SWORDFISH FINANCIAL, INC.

The following Amended and Restated Articles of Incorporation supersede the previous Articles of Incorporation and shall be the current Articles of Incorporation of the corporation:

ARTICLE I

Name

The name of this corporation shall be Swordfish Financial, Inc.

ARTICLE II

Registered Office

The location and address of this corporation’s registered office in this state shall be 4800 Quebec Avenue North, Minneapolis, Minnesota  55428.

ARTICLE III

Authorized Capital

The total authorized number of shares of this corporation is One Billion (1,000,000,000) shares of common stock with a par value of one hundredth of a cent ($.0001) per share and Fifty Million (50,000,000) shares of preferred stock with a par value of one hundredth of a cent ($.0001) per share. The Board of Directors has the authority to establish more than one class or series of shares and to set the relative rights and preferences of any such different class or series.

Each one (1) share of the corporation’s common stock issued and outstanding as of the date of the filing of this Amended and Restated Articles of Incorporation shall be converted and reclassified into ten (10) shares of the corporation’s common stock, having a par value of $0.0001 per share.  Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

ARTICLE IV

Cumulative Voting Prohibition

Shareholders shall have no rights of cumulative voting.

ARTICLE V

Preemptive Rights Prohibition

Shareholders shall have no rights, preemptive or otherwise, under Minnesota Statutes, Section 302A.413 (or similar provisions of future law) to acquire any part of any unissued shares or other securities of this corporation or any rights to purchase shares or other securities of this corporation before the corporation may offer them to other persons.

ARTICLE VI

Limitation of Director Liability

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the corporation’s stock under Minnesota Statutes, Section 302A.559 or on the sale of unregistered securities or securities fraud under Minnesota Statutes, Section 80A.23; or (iv) liability for any transaction from which the director derived an improper personal benefit. If Minnesota Statutes, Chapter 302A hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by Minnesota Statutes, Chapter 302A, as amended. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

ARTICLE VII

Directors’ Action by Written Consent

Any action required or permitted to be taken at a meeting of the Board of Directors may be taken by written action signed by all of the directors then in office, unless the action is one which need not be approved by the shareholders, in which case such action shall be effective if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

ARTICLE VIII

Share Acquisition Act

The provisions of Minnesota Statutes, Section 302A.671 (or similar provisions of future law) shall not apply to this corporation.

ARTICLE IX

Amendments

The provisions of Articles IX and X and the provisions of Sections 3.2 and 3.11 of the corporation’s bylaws may not be repealed or amended in any respect except by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Voting Stock (unless the proposed repeal or amendment has been expressly approved by a majority of all members of the Board of Directors in which case such a repeal or amendment shall be approved by the holders of a majority of the Voting Stock). The term “Voting Stock” shall mean all outstanding shares of capital stock of the corporation entitled to vote pursuant to the Minnesota Business Corporation Act.

ARTICLE X

Removal of Directors

Any one or all of the directors of the corporation may be removed at any time, with or without cause, by the affirmative vote of the holders of not less than two-thirds of the outstanding shares of Voting Stock (as defined in Article IX) (unless the proposed removal has been expressly approved by a majority of all members of the Board of Directors in which case such removal shall be approved by the holders of a majority of the Voting Stock).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held May 6, 2011

This proxy statement is available at http://www.cstproxy.com/swordfish/sm2011

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

SWORDFISH FINANCIAL, INC.

SPECIAL MEETING OF SHAREHOLDERS — May 6, 2011

The undersigned shareholder of Swordfish Financial, Inc. (the “Company”) hereby appoints Michael Alexander and Randy Moseley and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on April 20, 2011 at the Special Meeting of Shareholders of the Company to be held at Toyota of Rockwall Training Facility, 1250 East Interstate 30, Rockwall, Texas 75087, at 10:00 a.m., local time, on the 6th day of May, 2011, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY BY MAIL

		Please mark boxes		☒
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR		[*] or ☒ in blue or
THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN		black ink.
ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE
FOR THE PROPOSALS LISTED BELOW.

1.
Proposal to approve an Amended and Restated Articles of Incorporation of the Company, pursuant to which, upon filing with the Secretary of State of Minnesota, the Company will effect (i) an increase in the authorized number of shares of the common stock of the Company from 25,000,000 to 1,000,000,000, (ii) the authorization of the issuance of up to 50,000,000 shares of blank check preferred stock, (iii) a decrease in the par value of the Company’s common stock, from $0.16 to $0.0001, and (iv) a ten-to-one forward split of the Company’s common stock
		FOR	AGAINST	ABSTAIN

		☐	☐	☐

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ___________________ Print Name ___________________ Signature ___________________ Print Name ___________________ DATED: __________ , 2011
SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
[Sign, date and return the Proxy Card promptly using the enclosed envelope.]